                                                                   EXHIBIT 10.3


                         ------------------------------

                         OMNIBUS SUBORDINATED GUARANTEE
                      (INCLUDING AMENDMENT AND RESTATEMENT
                         OF CERTAIN EXISTING GUARANTEES)

                         ------------------------------


                           DATED AS OF APRIL 15, 2000




            $20,000,000 12% SENIOR SUBORDINATED NOTES DUE MAY 1, 2007
                          ISSUED BY FRESH AMERICA CORP.

1.    PRELIMINARY STATEMENT.......................................................................................1

2.    JOINT AND SEVERAL GUARANTEE AND OTHER RIGHTS AND UNDERTAKINGS...............................................3

   2.1   GUARANTEED OBLIGATIONS...................................................................................3
   2.2   PERFORMANCE UNDER THE NOTE AGREEMENT.....................................................................4
   2.3   RELEASES.................................................................................................4
   2.4   WAIVERS..................................................................................................5
   2.5   CERTAIN WAIVERS OF SUBROGATION, REIMBURSEMENT AND INDEMNITY..............................................8
   2.6   INVALID PAYMENTS.........................................................................................8
   2.7   MARSHALING...............................................................................................8
   2.8   SUBORDINATION OF AFFILIATE OBLIGATIONS...................................................................9
   2.9   SETOFF, COUNTERCLAIM OR OTHER DEDUCTIONS.................................................................9
   2.10     ELECTION BY GUARANTOR TO PERFORM OBLIGATIONS..........................................................9
   2.11     NO ELECTION OF REMEDIES BY NOTEHOLDERS................................................................9
   2.12     SEPARATE ACTION; OTHER ENFORCEMENT RIGHTS............................................................10
   2.13     NOTEHOLDER SETOFF....................................................................................10
   2.14     DELAY OR OMISSION; NO WAIVER.........................................................................10
   2.15     RESTORATION OF RIGHTS AND REMEDIES...................................................................11
   2.16     CUMULATIVE REMEDIES..................................................................................11
   2.17     NOTICES IN RESPECT OF PAYMENTS.......................................................................11
   2.18     LIMITATION ON GUARANTIED OBLIGATIONS.................................................................11
   2.19     CONFIRMATION OF GUARANTEE............................................................................12
   2.20     JOINT AND SEVERAL OBLIGATIONS........................................................................12

3.    INTERPRETATION OF THIS GUARANTEE...........................................................................12

   3.1   TERMS DEFINED...........................................................................................12
   3.2   PARAGRAPH HEADINGS AND CONSTRUCTION.....................................................................12

4.    WARRANTIES AND REPRESENTATIONS.............................................................................12

   4.1   REPRESENTATIONS AND WARRANTIES IN SECURITIES PURCHASE AGREEMENT.........................................13
   4.2   DUE AUTHORIZATION; ENFORCEABILITY.......................................................................13
   4.3   GOVERNMENTAL CONSENT....................................................................................14
   4.4   NATURE OF BUSINESS OF COMPANY AND GUARANTOR.............................................................14
   4.5   SOLVENCY................................................................................................14

5.    SUBORDINATION TO SENIOR OBLIGATIONS........................................................................15

6.    GENERAL COVENANTS..........................................................................................16

   6.1   UNDERTAKINGS IN NOTE AGREEMENT..........................................................................16
   6.2   PAYMENT OF NOTES AND MAINTENANCE OF OFFICES.............................................................16
   6.3   FURTHER ASSURANCES......................................................................................16

7.    MISCELLANEOUS..............................................................................................16

   7.1   SUCCESSORS AND ASSIGNS..................................................................................16
   7.2   PARTIAL INVALIDITY......................................................................................17
   7.3   COMMUNICATIONS..........................................................................................17
   7.4   GOVERNING LAW...........................................................................................17
   7.5   EFFECTIVE DATE..........................................................................................17
   7.6   BENEFITS OF GUARANTEE RESTRICTED TO NOTEHOLDERS.........................................................17
   7.7   SURVIVAL OF REPRESENTATIONS AND WARRANTIES..............................................................18


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
   7.8   EXPENSES................................................................................................18
   7.9   AMENDMENT...............................................................................................18
   7.10     SURVIVAL.............................................................................................18
   7.11     ENTIRE AGREEMENT.....................................................................................19
   7.12     DUPLICATE ORIGINALS..................................................................................19
   7.13     WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC...................................................19


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                         OMNIBUS SUBORDINATED GUARANTEE
                      (INCLUDING AMENDMENT AND RESTATEMENT
                       OF CERTAIN EXISTING GUARANTEES)(1)

         This OMNIBUS SUBORDINATED GUARANTEE (INCLUDING AMENDMENT AND RESTATEMENT OF CERTAIN EXISTING GUARANTEES), dated as of April 15, 2000 (as amended or restated from time to time, this "GUARANTEE"), is entered into by each of the Persons executing the signature pages attached hereto (each of such signatories herein referred to as a "GUARANTOR" and all of such signatories, collectively, herein referred to as the "GUARANTORS") in favor of each of the Noteholders (as such term is hereinafter defined).

1.       PRELIMINARY STATEMENT

                  (a) Fresh America Corp., a Texas corporation (together with its successors and assigns, the "COMPANY"), previously issued its 12% Senior Subordinated Notes due May 1, 2003 in the aggregate principal amount of Twenty Million Dollars ($20,000,000) (as amended from time to time and as in effect immediately prior to the date hereof, the "INITIAL NOTES"), pursuant to that certain Note Agreement, dated as of May 4, 1998 (as amended from time to time and as in effect immediately prior to the date hereof, the "INITIAL NOTE AGREEMENT"), between the Company and the purchasers listed on Annex 1 attached thereto (the "PURCHASERS").

                  (b) In order to induce the Purchasers to purchase the Initial Notes from the Company, the Company caused the Persons identified on Annex 1 hereto (collectively, the "INITIAL GUARANTORS")(2) to severally guaranty unconditionally all of the obligations of the Company under and in respect of the Initial Notes and the Initial Note Agreement pursuant to the terms and provisions of those certain subordinated guarantees.

-----------------------

         (1) Guarantee may require additional changes if any Guarantor is organized under the laws of a jurisdiction other than a state of the United States.

         (2) Is each of the Initial Guarantors still in existence and is each still a guarantor? Have any other parties guaranteed the Notes since the original closing in May 1998?


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                  (c) The Company has requested, and the Purchasers have agreed
         (subject to the satisfaction of certain conditions, including without limitation, the delivery of this Guarantee), to enter into an Amended and Restated Note Agreement, dated as of April 15, 2000 (as amended from time to time, the "NOTE AGREEMENT") which amends and restates the Company's obligations in respect of the Initial Note Agreement, and which also amends and restates the Initial Notes (including, without limitation, extending the maturity of the date of such notes until May 1, 2007) (as so amended and restated, and as amended from time to time thereafter, the "NOTES").

                  (d) In connection with the amendment and restatement represented by the Note Agreement and the Notes, (a) the Initial Guarantors are entering into this Guarantee to jointly and severally guaranty unconditionally all of the obligations of the Company under and in respect of, and to amend and restate their prior guarantee obligations in respect of, the Note Agreement and the Notes (including, without limitation, the Initial Note Agreement and the Initial Notes), and (b) the Persons identified on Annex 2 hereto (collectively, the "ADDITIONAL GUARANTORS") are entering into this Guarantee to jointly and severally guaranty unconditionally all of the obligations of the Company under and in respect of the Notes and the Note Agreement. The Initial Guarantors and the Additional Guarantors are herein referred to individually as a "GUARANTOR" and collectively as the "GUARANTORS."

                  (e) The Company owns, directly or indirectly, a majority of the capital stock of each Guarantor. The Guarantors and the Company are operated as part of one consolidated business group and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. Each of the Guarantors will receive direct and indirect economic, financial and other benefits from the indebtedness incurred under the Note Agreement and the Notes by the Company, and under this Guarantee by each of the Guarantors, and the incurrence of such indebtedness is in the best interests of each Guarantor. The Company and the Guarantors have induced the Purchasers to amend and restate the Note Agreement and the Notes, and provide the Company and the Guarantors the benefits represented thereby, based on the consolidated financial condition of the Guarantors and the Company.

                  (f) All acts and proceedings required by law and by the articles of incorporation or certificate of incorporation and bylaws of each Guarantor necessary to constitute this Guarantee a valid and binding agreement of such Guarantor for the uses and purposes set forth herein in accordance with its



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         terms have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.       JOINT AND SEVERAL GUARANTEE AND OTHER RIGHTS AND UNDERTAKINGS

         2.1      GUARANTEED OBLIGATIONS.

         Each Guarantor, in consideration of the execution and delivery of the amendment and restatement evidenced by the Note Agreement, the purchase of the Initial Notes by the Purchasers and the amendment and restatement evidenced by the Notes, hereby irrevocably, unconditionally and absolutely guarantees (and, in the case of the Initial Guarantors, acknowledges and confirms its guarantee), jointly and severally, on a continuing basis, to each holder of Notes from time to time (each such holder being referred to herein as a "NOTEHOLDER" and, collectively, as the "NOTEHOLDERS"), whether such Note has been issued, is being issued on the date hereof or is hereafter issued in compliance with the provisions of the Note Agreement, as and for each Guarantor's own debt, until final and indefeasible payment has been made in cash:

                  (a) the due and punctual payment by the Company of the principal of, and interest and the Prepayment Compensation Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the Noteholders under the Note Agreement and the Notes, in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of each Guarantor that the guaranty set forth herein shall be a continuing guaranty of payment and not a guaranty of collection; and

                  (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Agreement and the Notes.

All of the obligations set forth in subparagraph (a) and subparagraph (b) of this paragraph 2.1 are referred to herein as the "GUARANTEED OBLIGATIONS" and the joint and several guaranty thereof contained herein is referred to herein as the "UNCONDITIONAL GUARANTEE". The Unconditional Guarantee is a primary, original and immediate obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment in cash of the Guaranteed Obligations.



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

         2.2      PERFORMANCE UNDER THE NOTE AGREEMENT.

         In the event the Company fails to pay, perform, keep, observe, or fulfill any Guaranteed Obligation in the manner provided in the Notes or in the Note Agreement, each Guarantor shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist, the Guaranteed Obligations shall, in the manner and subject to the limitations provided in the Note Agreement for the acceleration of the Notes, forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

         2.3      RELEASES.

         Each Guarantor consents and agrees that, without notice to or by such Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Guarantor hereunder, each Noteholder, in the manner provided herein, by action or inaction, may:

                  (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Agreement, any other guaranty thereof or agreement or instrument related thereto or hereto;

                  (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

                  (c) grant waivers, extensions, consents and other indulgences to the Company or any other guarantor in respect of any one or more of the Notes, the Note Agreement, any other guaranty thereof or any agreement or instrument related thereto or hereto;

                  (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of the Notes, the Note Agreement, any other guaranty thereof or any agreement or instrument related hereto;

                  (e) release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations whether parties hereto or not; and

                  (f) sell, exchange, release, surrender or enforce, by action or inaction, any property at any time pledged or granted as security in respect of



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         the Guaranteed Obligations, whether so pledged or granted by the
         Company, such Guarantor or another guarantor of the Company's obligations under the Note Agreement, the Notes, any other guaranty thereof or any agreement or instrument related hereto.

         2.4      WAIVERS.

         To the fullest extent permitted by law, each Guarantor does hereby waive:

                  (a) any notice of:

                           (i) acceptance of the Unconditional Guarantee;

                           (ii) any purchase of the Notes under the Note
                  Agreement, or the creation, existence or acquisition of any of the Guaranteed Obligations, or the amount of the Guaranteed Obligations, subject to such Guarantor's right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations owing to such Noteholder at any reasonable time;

                           (iii) any adverse change in the financial condition
                  of the Company or any other fact that might increase, expand or affect such Guarantor's risk hereunder;

                           (iv) presentment for payment, demand, protest, and
                  notice thereof as to the Notes or any other instrument;

                           (v) any Default or Event of Default; and

                           (vi) any notice or demand of any kind or nature
                  whatsoever to which such Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor pursuant to the terms of this Guarantee);

                  (b) any right, by statute or otherwise, to require any Noteholder to institute suit against the Company or any other guarantor or to exhaust the rights and remedies of any Noteholder against the Company or any other guarantor, such Guarantor being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Noteholders by the Guarantor;

                  (c) the benefit of any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time



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

         hereafter in force which, but for this waiver, might be applicable to any sale of property of such Guarantor made under any judgment, order or decree based on this Guarantee, and such Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, such law;

                  (d) any defense or objection to the absolute, primary, continuing nature, or the validity, enforceability or amount, of the Unconditional Guarantee, including, without limitation, any defense based on (and the primary, continuing nature, and the validity, enforceability and amount, of the Unconditional Guarantee shall be unaffected by), any of the following:

                           (i) any change in future conditions;

                           (ii) any change of law;

                           (iii) any invalidity or irregularity with respect to
                  the issuance or assumption of any obligations (including, without limitation, the Note Agreement, the Notes or any agreement or instrument related hereto) by the Company or any other Person;

                           (iv) the execution and delivery of any agreement at
                  any time hereafter (including, without limitation, the Note Agreement, the Notes or any agreement or instrument related hereto) of the Company or any other Person;

                           (v) the genuineness, validity, regularity or
                  enforceability of any of the Guaranteed Obligations;

                           (vi) any default, failure or delay, willful or
                  otherwise, in the performance of any obligations by the Company or such Guarantor;

                           (vii) any creditors' rights, bankruptcy, receivership
                  or other insolvency proceeding of the Company or such Guarantor, or sequestration or seizure of any property of the Company or such Guarantor, or any merger, consolidation, reorganization, dissolution, liquidation or winding up or change in corporate constitution or corporate identity or loss of corporate identity of the Company or such Guarantor;

                           (viii) any disability or other defense of the Company
                  or such Guarantor to payment and performance of all Guaranteed Obligations other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in cash;

                           (ix) the cessation from any cause whatsoever of the
                  liability of the Company or such Guarantor in respect of the Guaranteed Obligations (other than as provided herein), and any other defense that such Guarantor may otherwise have against the Company or any Noteholder;

                           (x) impossibility or illegality of performance on the
                  part of the Company or such Guarantor under the Note Agreement, the Notes or this Guarantee;

                           (xi) any change of the circumstances of the Company,
                  such Guarantor or any other Person, whether or not foreseen or foreseeable, whether or not imputable to the Company or such Guarantor, including, without limitation, impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, economic or political conditions, or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or such Guarantor and whether or not of the kind hereinbefore specified;

                           (xii) any attachment, claim, demand, charge, Lien,
                  order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges, Liens or encumbrances of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Agreement or the Notes or any agreement or instrument related hereto so that such sums would be rendered inadequate or would be unavailable to make the payment as herein provided;

                           (xiii) any change in the ownership of the equity
                  securities of the Company, such Guarantor or any other Person liable in respect of the Notes; or

                           (xiv) any other action, happening, event or reason
                  whatsoever that shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company or such Guarantor of any of its obligations under the Note Agreement, the Notes or this Guarantee.

         2.5      CERTAIN WAIVERS OF SUBROGATION, REIMBURSEMENT AND INDEMNITY.

         Each Guarantor hereby acknowledges and agrees that:

                  (a) such Guarantor shall not have any right of subrogation, contribution, reimbursement, or indemnity whatsoever in respect of the Guaranteed Obligations, and no right of recourse to or with respect to any assets or property of the Company;

                  (b) it will not file any claims against the Company or the estate of the Company in the course of any proceeding under any applicable bankruptcy or insolvency law in respect of the rights referred to in this paragraph 2.5; and

                  (c) each holder of Notes may specifically enforce the provisions of this paragraph 2.5.

         2.6      INVALID PAYMENTS.

         Each Guarantor further agrees that, to the extent the Company makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, or is paid over to any Person by operation of the provisions of Section 7 of the Note Agreement or
Section 5 of this Guarantee, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and such Guarantor shall be primarily liable for such obligation.

         2.7      MARSHALING.

         Each Guarantor consents and agrees that each Noteholder, and each Person acting for the benefit of each Noteholder, shall be under no obligation to marshal any assets in favor of such Guarantor or against or in payment of any or all of the Guaranteed Obligations.

         2.8      SUBORDINATION OF AFFILIATE OBLIGATIONS.

         In the event that, for any reason whatsoever, the Company or a Person obligated in respect of the Guaranteed Obligations pursuant to another guaranty, is now or hereafter becomes indebted to any Guarantor in any manner (an "AFFILIATE OBLIGATION"), such Guarantor agrees that the amount of such Affiliate Obligation, interest thereon, and all other amounts due with respect thereto, shall, at all times during the existence of a Default or an Event of Default, be subordinate as to time of payment and in all other respects to all the Guaranteed Obligations, and that such Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Noteholders in respect of the Guaranteed Obligations shall have been paid in full, except that such Guarantor may enforce any obligations in respect of any such Affiliate Obligation owing to such Guarantor from the Company or such indebted Person so long as all proceeds in respect of any recovery from such enforcement, to the extent of all amounts owing with respect to this Guarantee, shall be held by such Guarantor in trust for the benefit of the Noteholders. If any other payment, other than pursuant to the immediately preceding sentence, shall have been made to such Guarantor by the Company or such indebted Person on any such Affiliate Obligation during any time that a Default or an Event of Default exists and there are Guaranteed Obligations outstanding, such Guarantor shall hold in trust all such payments, to the extent of all amounts owing with respect to this Guarantee, for the benefit of the Noteholders.

         2.9      SETOFF, COUNTERCLAIM OR OTHER DEDUCTIONS.

         Except as otherwise required by law, each payment by any Guarantor shall be made without setoff, counterclaim or other deduction.

         2.10     ELECTION BY GUARANTOR TO PERFORM OBLIGATIONS.

         Any election by any Guarantor to pay or otherwise perform any of the obligations of the Company under the Notes, the Note Agreement or any agreement or instrument related hereto shall not release the Company, such Guarantor, any other Guarantor or any other guarantor from such obligations or any of such Person's other obligations under the Notes, the Note Agreement or any agreement or instrument related hereto.

         2.11     NO ELECTION OF REMEDIES BY NOTEHOLDERS.

         Each Noteholder shall, individually or collectively, have the right to seek recourse against each Guarantor to the fullest extent provided for herein for such Guarantor's obligations under this Guarantee in respect of the Guaranteed Obligations. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Noteholder against the Company or such Guarantor under any document or instrument evidencing obligations of the Company or such Guarantor to such Noteholder shall serve to diminish the liability of such Guarantor under this Guarantee, except to the extent that such Noteholder finally and unconditionally shall have realized payment by such action or proceeding.

         2.12     SEPARATE ACTION; OTHER ENFORCEMENT RIGHTS.

         Each of the rights and remedies granted under this Guarantee to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder with notice by such Noteholder to, but without the consent of or any other action by, any other Noteholder; provided, however, that the maturity of the Notes may only be accelerated in accordance with the provisions of the Note Agreement or operation of law. Each Noteholder may proceed to protect and enforce the Unconditional Guarantee by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         2.13     NOTEHOLDER SETOFF.

         Each Noteholder shall have, to the fullest extent permitted by law and this Guarantee, a right of set-off against any and all credits and any and all other property of each or all of any Guarantor or any other Person, now or at any time whatsoever, with or in the possession of, such Noteholder, or anyone acting for such Noteholder, to ensure the full performance of any and all obligations of all Guarantors hereunder.

         2.14     DELAY OR OMISSION; NO WAIVER.

         No course of dealing on the part of any Noteholder and no delay or failure on the part of any such Person to exercise any right hereunder shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by the Unconditional Guarantee or by law to any Noteholder may be exercised from time to time as often as may be deemed expedient by such Person.



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

         2.15     RESTORATION OF RIGHTS AND REMEDIES.

         If any Noteholder shall have instituted any proceeding to enforce any right or remedy under the Unconditional Guarantee or under any Note held by such Noteholder, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and each Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Noteholders shall continue as though no such proceeding had been instituted.

         2.16     CUMULATIVE REMEDIES.

         No remedy under this Guarantee, the Note Agreement or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Guarantee, the Note Agreement or the Notes.

         2.17     NOTICES IN RESPECT OF PAYMENTS.

         If any Guarantor shall pay to any Noteholder any amount in respect of the Guaranteed Obligations, such Guarantor, within five (5) Business Days after making such payment, shall provide notice of such payment to each other Noteholder.

         2.18     LIMITATION ON GUARANTIED OBLIGATIONS.

         Notwithstanding anything in Section 2.1 or elsewhere in this Guarantee or any other Financing Document to the contrary, the obligations of each Guarantor hereunder shall at each point in time be limited to an aggregate amount equal to the greatest amount that would not result in such obligations being subject to avoidance, or otherwise result in such obligations being unenforceable, at such time under applicable law (including, without limitation, to the extent, and only to the extent, applicable to such Guarantor, Section 548 of the Bankruptcy Code of the United States of America) and any comparable provisions of the law of any other jurisdiction, any capital preservation law of any jurisdiction and any other law of any jurisdiction that at such time limits the enforceability of the obligations of such Guarantor hereunder.



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

         2.19     CONFIRMATION OF GUARANTEE.

         Promptly following the request of any holder of Notes in connection with any issuance of additional Notes pursuant to the terms of the Note Agreement, each Guarantor agrees to confirm in writing that the Unconditional Guarantee hereunder extends to the obligations of the Company evidenced by such newly issued Notes, and that such Notes are Guaranteed Obligations hereunder. Each Initial Guarantor by its execution hereof confirms and acknowledges that this Guarantee is an amendment and restatement of its previously delivered guaranty of the Note Agreement and the Notes.

         2.20     JOINT AND SEVERAL OBLIGATIONS.

         The obligations of the Guarantors hereunder shall be joint and several in all respects.

3.       INTERPRETATION OF THIS GUARANTEE

         3.1      TERMS DEFINED.

         As used in this Guarantee, the capitalized terms have the meaning specified in the Note Agreement unless otherwise set forth in this Guarantee (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined).

         3.2      PARAGRAPH HEADINGS AND CONSTRUCTION.

                  (a) PARAGRAPH HEADINGS, ETC. The titles of the paragraphs appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Guarantee as a whole and not to any particular paragraph or other subdivision.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

4.       WARRANTIES AND REPRESENTATIONS

         Each Guarantor warrants and represents, as of the date hereof, as follows:

         4.1      REPRESENTATIONS AND WARRANTIES IN SECURITIES PURCHASE
                  AGREEMENT.

         Each of the warranties and representations made by the Company in
Section 2 of the Securities Purchase Agreement with respect to such Guarantor generally are true with respect to such Guarantor on the date hereof.

         4.2      DUE AUTHORIZATION; ENFORCEABILITY.

                  (a) UNCONDITIONAL GUARANTEE IS LEGAL AND AUTHORIZED. The execution and delivery of the Unconditional Guarantee by such Guarantor and compliance by such Guarantor with all of the provisions hereof:

                           (i) is within the corporate powers of such Guarantor;
                  and

                           (ii) is legal and does not conflict with, result in
                  any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of such Guarantor under the provisions of:

                                    (A) any agreement, charter instrument, bylaw
                           or other instrument to which such Guarantor is a party or by which such Guarantor is or may be bound;

                                    (B) any order, judgment, decree, or ruling
                           of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Property; or

                                    (C) any statute or other rule or regulation
                           of any Governmental Authority applicable to the Company or any of its Property.

                  (b) OBLIGATIONS ARE ENFORCEABLE. The Unconditional Guarantee has been duly authorized by all necessary action on the part of such Guarantor, has been executed and delivered by one or more duly authorized officers of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except that:

                           (i) the enforceability thereof may be limited by
                  applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies; and

                           (ii) rights to indemnity and contribution contained
                  therein may be limited by applicable law or public policy.

         4.3      GOVERNMENTAL CONSENT.

                  (a) Neither the execution and delivery of this Guarantee by such Guarantor, nor the performance of the obligations of such Guarantor hereunder, is such as to require a consent, approval or authorization of, or pre-filing, registration or qualification with, any Governmental Authority on the part of such Guarantor as a condition hereto, except for such consents, approvals, authorizations, pre-filings, registrations and qualifications as have been obtained on or prior to the date hereof.

                  (b) Neither the execution and delivery of this Guarantee by such Guarantor, nor the incurrence of obligations represented hereby, nor the performance of its obligations hereunder:

                           (i) is subject to regulation under the Investment
                  Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts of the United States of America (49 U.S.C.), as amended, or the Federal Power Act, as amended; or

                           (ii) violates any provision of any statute or other
                  rule or regulation of any Governmental Authority applicable to such Guarantor.

         4.4      NATURE OF BUSINESS OF COMPANY AND GUARANTOR.

         The Company has sought and obtained the Note Agreement, the sale of the Notes and the related transactions based upon the consolidated financial position of the Company, such Guarantor and the other Subsidiaries and such Guarantor understands that the Purchasers are relying upon the consolidated financial condition of the Company and the Subsidiaries an the Unconditional Guarantee made in this Guarantee in purchasing the Notes.

         4.5      SOLVENCY.

         The fair value of the business and assets of each of the Company, each Guarantor and any other guaranteeing Subsidiary of the Company exceeds the amount that will be required to pay the Company's liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by the Note Agreement, the Notes and this Guarantee. Neither the Company nor any of the Guarantors, after giving effect to the transactions contemplated by the Note Agreement, the Notes and this Guarantee, will be insolvent or will be engaged in any business or transaction, or about to engage in any business or transaction, for which such Person has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and
Section 548 of Title 11 of the United States Code), and neither any Guarantor nor the Company has any intent to hinder, delay or defraud any entity to which it is, or will become, on or after the Closing Date, indebted or incur debts that would be beyond its ability to pay as they mature.

5.       SUBORDINATION TO SENIOR OBLIGATIONS

         The Guaranteed Obligations with respect to each Guarantor are subordinate and junior in right of payment to any and all:

                  (a) Guaranties or other indebtedness of such Guarantor owing to the holders of Senior Debt in respect of the Senior Debt; and

                  (b) indebtedness or Securities of such Guarantor payable to the Company and pledged as collateral security for the repayment of Senior Debt;

in each case, to the same extent and on the same terms as the Subordinated Debt is subordinated to the Senior Debt pursuant to the provisions of Section 7 of the Note Agreement. The provisions of Section 7 of the Note Agreement and the defined terms set forth in Section 8.1 of the Note Agreement, to the extent used in such Section 7, are hereby incorporated in their entirety herein, mutatis mutandis, by this reference thereto. Each Noteholder shall be deemed to acknowledge and agree that the these subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the creation of Subordinated Debt, to acquire and hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt. Notwithstanding anything contained in this Guarantee or any other Financing Document to the contrary, this Section 5 may not, directly or indirectly, be amended, modified, supplemented or waived without the prior written consent of the Senior Agent, on behalf of the Senior Lenders, for so long as the Senior Credit Agreement shall exist, and, thereafter, the holders of the Senior Debt.

6.       GENERAL COVENANTS

         Each Guarantor covenants and agrees that on and after the date hereof and so long as any of the Guaranteed Obligations shall be outstanding:

         6.1      UNDERTAKINGS IN NOTE AGREEMENT.

         Such Guarantor will comply with each of the undertakings of the Company in the Note Agreement in respect of which the Company undertakes to cause such Guarantor to comply with such undertakings, as if such undertakings (as they apply to such Guarantor) were set forth at length herein as the undertakings of such Guarantor.

         6.2      PAYMENT OF NOTES AND MAINTENANCE OF OFFICES.

         Such Guarantor will punctually pay, or cause to be paid, all of the Guaranteed Obligations when due and all other payment obligations required of it hereunder and will maintain an office at its address as set forth in paragraph
7.3 where notices, presentations and demands in respect of this Guarantee may be made upon it. Such office will be maintained at such address until such time as such Guarantor shall notify the Noteholders of any change of location of such office.

         6.3      FURTHER ASSURANCES.

         Such Guarantor will cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to carry out, to the reasonable satisfaction of the Required Holders, the transactions contemplated by this Guarantee and the other Financing Documents.

7.       MISCELLANEOUS

         7.1      SUCCESSORS AND ASSIGNS.

                  (a) Whenever any Guarantor or any of the parties to the Note Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements contained in this Guarantee by or on behalf of any Guarantor shall bind the successors and assigns of such Guarantor and shall inure to the benefit of each of the Noteholders from time to time whether so expressed or not and whether or not an assignment of the rights hereunder shall have been delivered in connection with any assignment or other transfer of Notes.

                  (b) Each Guarantor agrees to take such action as may be reasonably requested by any Noteholder in connection with the purchase by such

         Noteholder or the transfer of the Notes of such Noteholder in accordance with the requirements of the Note Agreement in connection with providing an executed copy of this Guarantee to the new Noteholder or Noteholders of such Notes; provided, however, that no additional obligations of any Guarantor shall thereby be created (beyond what is provided by this Guarantee).

         7.2      PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions contained herein unenforceable or invalid.

         7.3      COMMUNICATIONS.

         All communications to the Noteholders or the Company hereunder shall be in writing, shall be delivered in the manner, to the addresses, and with the effect, as provided by the Note Agreement. All communications to any Guarantor shall be made in care of the Company in the manner, to the address and with the effect provided in the Note Agreement.

         7.4      GOVERNING LAW.

         THIS GUARANTEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         7.5      EFFECTIVE DATE.

         This Guarantee shall be effective as of the date first written above, provided however that the guarantees of the Note Agreement and the Notes made previously by the Initial Guarantors have been effective from the date such guarantees were first executed and delivered and this Guarantee merely amends and restates the obligations of such Persons in respect thereof.

         7.6      BENEFITS OF GUARANTEE RESTRICTED TO NOTEHOLDERS.

         Nothing express or implied in this Guarantee is intended or shall be construed to give to any Person other than the Guarantors and the Noteholders any legal or equitable right, remedy or claim under or in respect hereof or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Guarantors and the Noteholders.

         7.7      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties contained herein or made in writing by any Guarantor in connection herewith shall survive the execution and delivery hereof.

         7.8      EXPENSES.

                  (a) The Guarantors shall, jointly and severally, pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Noteholders in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

                  (b) At any time when any of the Company or any Guarantor and the Noteholders are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Guarantors shall, jointly and severally, pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the reasonable fees of professional advisors) incurred by the Noteholders in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Noteholders. (c) If any Guarantor shall fail to pay when due any principal of, or Prepayment Compensation Amount or interest on, any Note, the Guarantors shall, jointly and severally, pay to each Noteholder, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such Noteholder in collecting any sums due on the Notes.

         7.9      AMENDMENT.

         This Guarantee may be amended only in a writing executed by the Guarantors and the Required Holders.

         7.10     SURVIVAL.

         So long as the Guaranteed Obligations and all payment obligations of the Guarantors hereunder shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantors hereunder shall survive the transfer and payment of any Note and the payment in full of all the Notes.

         7.11     ENTIRE AGREEMENT.

         This Guarantee constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         7.12     DUPLICATE ORIGINALS.

         Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         7.13     WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.

                  (a) WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

                  (b) CONSENT TO JURISDICTION. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS GUARANTEE OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS GUARANTEE, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

         THIS GUARANTEE OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

                  (d) OTHER FORUMS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF NOTES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

      [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed on its behalf by a duly authorized officer of such Guarantor.

                                             ALLIED - PERRICONE, INC
                                             COLUMBIA MARKETING SERVICES, INC.
                                             THE ELEANOR CORPORATION
                                             FRANCISCO ACQUISITION CORP.
                                             FRESH AMERICA ARIZONA, INC.
                                             FRESH AMERICA FLORIDA, INC.
                                             FRESH AMERICA LOUISIANA, INC.
                                             JNC ACQUISITION CORP.
                                             TORONTO CORPORATION, INC.
                                             HEREFORD HAVEN, INC.



                                             By
                                               ---------------------------------
                                               Name: John H. Gray
                                               Title: Vice President







                      [Signature page to Omnibus Guarantee]

                                    [FORM OF]
                              SUBSIDIARY GUARANTOR
                               ACCESSION AGREEMENT

         Reference is made to (a) the Amended and Restated Note Agreement, dated as of April 15, 2000 (as amended, the "Note Agreement"), between Fresh America Corp., a Texas corporation (the "Company"), and each of the other parties thereto, governing the Company's 12% Senior Subordinated Notes due May 1, 2007 (as amended, the "Notes") and (b) the Omnibus Subordinated Guarantee (Including Amendment and Restatement of Certain Existing Guarantees), dated as of April 15, 2000 (as amended, the "Subsidiary Guarantee"), by certain Subsidiaries of the Company in favor of the holders from time to time of the Notes issued by the Company. All terms used herein and not defined herein have the respective meanings assigned to such terms pursuant to the Note Agreement.

         The Note Agreement requires certain Subsidiaries of the Company to provide guarantees of, inter alia, the Company's obligations in respect of the Notes and the Note Agreement. The undersigned, a ________ (the "Additional Subsidiary Guarantor"), by its execution and delivery of this Subsidiary Guarantor Accession Agreement, does hereby agree to become, and does hereby become, (a) a party to the Subsidiary Guarantee and (b) bound by the terms and conditions of the Subsidiary Guarantee, including, without limitation, becoming jointly and severally liable with the Subsidiary Guarantors for the Guaranteed Obligations (as defined in the Subsidiary Guarantee) and for the due and punctual performance and observance of all the covenants in the Notes and the Note Agreement to be performed or observed by the Company, all as more particularly provided for in the Subsidiary Guarantee. As of the date of execution and delivery of this Subsidiary Guarantor Accession Agreement, the Subsidiary Guarantee is hereby, without any further action, amended to add the Additional Subsidiary Guarantor as a "Guarantor" and signatory to the Subsidiary Guarantee.

         IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Subsidiary Guarantor Accession Agreement to be executed on its behalf by a duly authorized officer or agent thereof as of the date first above written.

                                   [ADDITIONAL SUBSIDIARY GUARANTOR]



                                   By
                                     ------------------------------
                                     Name:
                                     Title:

                                     ANNEX 1
                               INITIAL GUARANTORS

                                     ANNEX 2
                              ADDITIONAL GUARANTORS